Supplement dated December 15, 2017 to the

PNC Funds’ and PNC Advantage Funds’ Prospectuses, and

PNC Funds’ and PNC Advantage Funds’ Statements of Additional Information

each dated September 28, 2017, each as supplemented

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Advantage Institutional Treasury Money Market Fund

(the “Funds”)

This Supplement provides new and additional information regarding the above-captioned Funds. This Supplement should be read in conjunction with the above referenced documents.

The Funds’ Class A, Service Class and Advisor Class Shares are subject to shareholder servicing fees of up to 0.25%, 0.25% and 0.10% respectively.  Since January 1, 2010, those fees have been suspended.  Effective immediately, that suspension has been lifted with respect to Advisor Class Shares, and Class A and Service Class Shares will be subject to shareholder servicing fees of up to 0.10%.  The limitation on the shareholder servicing fees of Class A and Service Class Shares may be removed at any time without prior notice.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-1217-4

ADV-SP-021-1217-3